UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  May 17, 2007

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

ARMONK, NEW YORK	10504
(Address of principal executive offices)	(Zip Code)

914-499-1900

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 (Regulation FD Disclosure)

Attachment I contains presentation materials for IBM’s May 17, 2007 Investor Briefing.  Attachment II contains supplementary materials about non-GAAP financial measures in certain presentation materials. Attachments I and II are hereby furnished.

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/).  IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 17, 2007

	By:	/s/ Andrew Bonzani
Andrew Bonzani
Vice President,
Assistant General Counsel &
Assistant Secretary

3

ATTACHMENT I

Sam Palmisano Chairman, President and CEO IBM Corporation Strategic Overview

A new computing model for business New client needs generated by these new possibilities The rising tide of globalization The Forces of Change

New Global Infrastructure Open, Flexible Integrated Collaborative Autonomic SOA Blades Business Transformation Services Virtualization Convergence of Software / Services New Computing Model

Placing a Premium on Innovation policy and society innovation product innovation management and culture of innovation services innovation business model innovation business process innovation New Client Needs

“A Globally Integrated Enterprise shapes its strategy, management and operations in a truly global way. It locates operations and functions anywhere in the world based on the right cost, the right skills, and the right business environment. And it integrates those operations horizontally and globally.” The Globalization Opportunity

Infrastructure Value Business Value Systems & Financing Software Services Component Value IT Landscape Divestitures and acquisitions Transforming operations Globally integrating IBM Capturing Profitable Growth Opportunities

Segment Pre-Tax Income Mix 2006 37% 23% 40% SYSTEMS & FINANCING 35% 28% 37% 2005* 35% 30% 35% 2004 SOFTWARE SERVICES * Excluding non recurring events We Remixed Our Business

We Have Achieved Record Profits PRE-TAX INCOME MARGIN GROSS PROFIT MARGIN 7.2 36.6 10.6 36.5 11.1 36.9 13.4 40.1 14.6 41.9 0% 25% 50% '02 '03 '04 '05 '06 * IBM margin growth not adjusted for equity compensation expensing, in order to provide comparable basis. Tech Peer Companies: Accenture, BEA, CSC, EDS, EMC, Hewlett-Packard, Infosys, Microsoft, Oracle, Sun Microsystems. Source Data: Standard & Poor’s Research Insight Web. Market-Cap Weighted. Growth in PTI margin over the past 5 years IBM Tech Peers Dow 30 Companies 5.3 pt* 3.0 pt 2.7 pt 7.4 pt with equity comp and Have Outpaced the Margin Growth of Peers

We Achieved Record Earnings per Share Earnings Per Share (From continuing operations) 1 3 5 '02 '03 '04 '05 '06 2.43 3.76 4.39 4.91 6.06 $7 1.1 x Cash Realization = Free Cash Flows / Net Income Average Cash Realization over the past 5 years Source Data: Standard & Poor’s Research Insight Web. Market-Cap Weighted and excludes companies with negative cash realization. 1.6 x 1.2 x IBM Dow 30 Companies Tech Peers Free Cash Flow = Net Cash from Operations less Net Capital Expenditures and Every Dollar of Earnings Generates More Cash than Our Peers

Net Cash from Operations* (Dollars in billions) 2 6 10 14 $18 '02 '03 '04 '05 '06 10.5 12.6 12.9 13.1 15.3 We Achieved Record Cash Performance Primary Uses of Cash (Dollars in billions) Returned to Shareholders Reinvested Strategic Acquisitions Net Capital Expenditures Dividends Share Repurchases $0 $10 $20 $30 $40 $50 $60 $70 $80 * Excluding Global Financing Receivables and Have Balanced Returns to Shareholders with Reinvesting in Future Growth

Source Data: Standard & Poor’s Research Insight Web. Market-Cap Weighted. 25% w/o Financing* 17.4% 17.2% 14.2% IBM Tech Peers Dow 30 Companies Average Return on Invested Capital over the past 5 years * Excludes non-recurring items We Have Generated a High Return on Our Invested Capital

SYSTEMS MIDDLEWARE SERVICES Source: IBM Market Intelligence, GMV, January 2007 2 points 2 points Flat 1st 1st 1st ’02 – ’06 Share Delta 2006 Ranking IBM Share Position: 2002 - 2006

Emerging country revenue doubles Virtualization drives richer server configurations and an additional $1B gross profit Services businesses leverage scalable IP and global delivery to drive services margin improvement of 2 points Software profit approaches 50% of IBM total 2010 View: Operating Characteristics

 Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s results as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplementary materials entitled “Non-GAAP Supplementary Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/analyst0507/webcastPdf.phtml . The Non-GAAP Supplementary Materials are also included as Attachment II to the Company’s Form 8-K dated today.

© 2007 IBM Corporation

IBM and Emerging Markets Investor Day Frank Kern General Manager IBM Asia Pacific

15.4% IT Market growth (2006-2010) 488B GDP (2007) 6B IT Market size (2007) 6.5% GDP Growth (2006- 2010) 141M Population Size Russia Source: GMV 1H07 Served @ constant currency CHQ Economics April Forecast, CIA World Fact Book 13.9% IT Market growth (2006-2010) 2,086B GDP (2007) 16B IT Market size (2007) 9.0% GDP Growth (2006-2010) 1.3B Population Size China 17.5% IT Market growth (2006-2010) 787B GDP (2007) 6B IT Market size (2007) 8.8% GDP Growth (2006-2010) 1.1B Population Size India 8.5% IT Market growth (2006-2010) 567B GDP (2007) 13B IT Market size (2007) 4.0% GDP Growth (2006-2010) 190M Population Size Brazil The Key Emerging Markets (BRIC) Represent a $41B Served IT Opportunity Today, Growing 13% CAGR to $59B by 2010

IBM Established: 1951 IBM Established: 1938 IBM Established: 1917 Among the fastest growing IT markets in the world Represent 5% of IBM’s revenue, and contribute one point of IBM’s growth Are major sources of high value, competitive cost skills for global leverage Hubs for global innovation Hubs for global delivery These Emerging Markets Make a Major Contribution to IBM’s Growth 3,769 1,476 510 250 1,533 Revenue* 2005 YTY YTY Revenue 4,542 1,708 707 304 1,823 2006 21% 16% 38% 21% 19% 24% Total BRIC China India Russia Brazil Countries 34% 25% 1% 17% 1Q07 IBM Established: 1974 * 2005 Revenue excludes PC revenue

Challenges Do Exist to Emerging Market Growth, Requiring Country knowledge – government and business environment Mature local leadership Staying power over an extended period Strong brand equity Performance with integrity Injection of global expertise and skills Global management system and these are well addressed through IBM’s Globally Integrated Enterprise

And IBM’s Deep Experience in Emerging Markets has Shown Sound returns on investments are possible Small Medium Business is a major opportunity Innovative business models and partnerships are required Global missions can be delivered from pools of high-value, competitive cost skills Risk can be managed by combining global expertise with local experience Focus and speed are critical

IBM’s Focus and Speed on Emerging Markets Across Asia Pacific are Increasing, by Creating Two separate regions – India & ASEAN, with ASEAN growing into an emerging market in it’s own right Two new operating units – Japan and the rest of Asia Pacific to achieve: Dedicated management focus Anticipation of new market opportunities Competitive prowess Timely investments in emerging opportunities Development of leadership and skills High value missions for IBM’s Globally Integrated Enterprise

Within Asia Pacific, China and India Represent the Two Largest Emerging Market Opportunities Among the fastest growing economies World’s largest democracy Increased consumerism, strong growth in retail, telecom, media, banking, airlines Major investments in airports, rail, energy, utilities Rapid execution of global ambitions 3rd largest economy by 2010 Government 5 year plan – innovation and balanced growth Growth of Private Owned Enterprises and Small Medium Business Shift to Region growth out of Beijing & Shanghai India China Skills/ talent Socio-political climate Economic Drivers IT Market Economic Drivers IT Market 6th largest market by 2010 2nd fastest growth market for Small Medium Business Major Hardware market Shift to Solutions, Software and Services Fastest growing Small Medium Business globally Strong demand for IT infrastructure Shift to Solutions, Software and Services already underway Worldwide hub for global offshore continues 2.5M graduates, 400K engineers per annum Strong English, engineering & services skills 4.1M graduates, 600K engineers per annum Strong engineering and technical skills Skills/ talent Skills/ talent

IBM Investor Briefing

IBM China
Henry Chow, Chairman

IBM China

- 10,000+ employees
- 26 offices
- 9,000 business partners
- Market leader – servers & storage, middleware, services

China Revenue Growth excluding PCs


2003
2004
2005
2006


CHINA
Harbin
Urumuqi
Shenyang
Beijing
Tianjing
Dalian
Taiyuan
Shijiazhuang
Jinan
Xian
Zhengzhou
Wuhan
Hefei
Chengdu
Nanjing
Suzhou
Shanghai
Chongqing
Hangzhou
Nanchang
Changsha
Ningbo
Fuzhou
Kunming
Guangzhou
Shenzhen
Nanning

Hub of Global Innovation

- China Research Lab (1995)
- China Software and System Lab (1999)
- China System Center (2004)
- Global Services Oriented Architecture Solution Center (2006)

Hub of Global Delivery

- Server Manufacturing (2002)
- Global Delivery Centers (2005)
- Global Procurement (2006)

7 IBM Investors Briefing | Emerging Markets
© 2007 IBM Corporation

IBM China 8 new branches, coverage extended to 300 cities, entry level server offerings, led to 21% regional growth and share leader Small Medium Business 24% growth Software and high value Services 20% growth, #1 in Consulting and Systems Integration Major projects in financial, communications and industrial enterprises Partnerships in Education, Healthcare and Software/Services with Chinese Ministries Establishment of China Fund Global Procurement move to Shenzhen Double our resources in Global Delivery Build balanced and consistent growth. Rapid expansion of coverage and offerings Capture rapid growth in Small Medium Business Grow high value Software and Services Partner to build world class clients Deepen Government relationship Explore and build innovative new business models Leverage China skills for Global Delivery Achievements China Strategy * Revenue growth excludes PC revenue 2006* 1Q07 Revenue YTY 16% 34%

IBM India IBM India Shanker Annaswamy Region General Manager 3,000 employees in 2002, 53,000 in 2006 35 centers – 9 opened in 2006 2,500 business partners Largest multinational software exporter 2,000 employee software development lab Market leader – server, storage & services Application Management Services (1997) Global Services Delivery Centers (2004) IBM Daksh – Business Process Outsourcing (2004) Hub of Global Delivery Hub of Global Innovation India Research Laboratory (1998) India Software Laboratory (2001) Engineering & Technology Services (2003) Global Business Solutions Center (2006) Services Oriented Architecture Solution Center (2006) India Revenue Growth excluding PCs Delhi Kolkata Hyderabad Chennai Bangalore Mumbai Pune INDIA 2003 2004 2005 2006

IBM India Established leadership in Strategic Outsourcing / transformational mega-deals (Bharti, Idea Cellular, FINO, DLF). Broad based growth Small Medium Business 35%, Financial Services 34%, Telecom 58% Strong multi-faceted global delivery and global innovation engine Established high volume recruitment machine, strong delivery processes Local management & leadership pipeline Developing strong IBM brand image with key stakeholders – government, community, clients, employees Invest in developing sales and delivery capability around solutions and high value opportunities Build on the Strategic Outsourcing momentum in Telecom to extend it to other verticals Expand coverage to Tier 2 and 3 cities by opening new branches Strengthen the services business by leveraging global delivery capabilities for skill and capacity Build foundation elements for sustainable growth Achievements India Strategy * Revenue growth excludes PC revenue 2006* 1Q07 Revenue YTY 38% 25%

IBM Investor Briefing
IBM

IBM's Approach to Emerging Markets Enhances its Ability to Sustain Growth, and Produce Sound Return on Investments

- Establish deep government, university and business community relationships
- Create local ecosystem of partners
- Build local leadership talent
- Develop tailored country strategies, aligned with corporate strategies
- Nurture strong IBM brand
- Inject global expertise and skills
- Ensure business integrity

China

- Most admired company in China (Fortune 2004)
- Multiple partnerships with Government Ministries
- Programs with 50 universities
- 10 China managers in 1995, 1,000 today
- Over 9,000 partners in 300 cities
- Thought leadership in innovation and enterprise transformation

India

- IBM rated best of breed partner* (2007)
- IBM Daksh most respected BPO company**(2007)
- Programs with 50 universities & 750 engineering schools
- 250 managers in 2002, over 4,550 today
- Over 2,500 partners in 200 cities
- Leading innovation agenda: Business Models (Bharti/Idea), Policy (Education & Healthcare)

Note: *Dataquest, ** Business World - 2007

11 IBM Investors Briefing | Emerging Markets
© 2007 IBM Corporation

Summary IBM is well positioned to take advantage of these emerging markets, which are among the fastest growing IT markets in the world In 2006 our emerging markets business grew 21% – contributing one point of IBM growth, 5% of IBM revenues We expect to grow our emerging markets revenues at 1.5 times the market, and to double our emerging markets revenues by 2010 IBM can leverage these large pools of high value, competitive cost skills for our clients and business worldwide

 Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s results as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplementary materials entitled “Non-GAAP Supplementary Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/analyst0507/webcastPdf.phtml . The Non-GAAP Supplementary Materials are also included as Attachment II to the Company’s Form 8-K dated today.

© 2007 IBM Corporation

IBM Systems and Technology Group Bill Zeitler Senior Vice President and Group Executive

Our Model is to Gain 1 Point of Systems Share per Year ’06-’10 CGR % Systems and Technology Opportunity 2006 – 2010 3% 6% 1% Source: IBM Internal Assessment, based on Global Market View, 1H07, at Constant Currency ’06-’10 CGR % 8% $0 $20 $40 $60 $80 $100 $120 2006 2010 Billions Storage Servers $0 $20 $40 $60 $80 $100 $120 2006 2010 Billions Technology Collaboration

2006 YTY @ CC Long Term Revenue Growth Model Systems and Technology Revenue Growth Model Engineering Services 17% 4% - 8% Technology Collaboration 4% - 5% 6% - 7% 4% - 6% 1% - 3% 4% 5% 0% 6% Total Systems & Tech Microelectronics Storage Servers (excl. mainframe) Mainframe Services Software Hardware & Financing 23% IBM Pre-Tax Income Mix 2006

Full Year 2006 Revenue Share #1 overall servers #1 high end servers #1 Unix #1 blades #1 overall storage #1 tape #1 TOP500 worldwide supercomputers #1 gaming processor chips #2 ASIC Sources: #1-5: IDC Q406 and FY06 Server Tracker, 02/24/07, “high end” = $250K+ servers; #6: IDC WW Combined Disk and Tape Storage 4Q06 Market Share Update, 05/03/07; #7: www.top500.org, 11/13/06; #8 & 9: Gartner, Semiconductor Industry Worldwide Annual Market Share: Database, 04/03/07, G00120719 & G00120720

Technology Leadership Strategy Process Leading process technologies and process/development alliances Chips Powerful, energy efficient processors for IT industry Systems Scalable, modular, hybrid, application-specific Management Technology Virtualization, availability, systems management, energy efficiency

Infrastructure Collaboration Technology Collaboration

Clients have reached a breaking point with information technology The Challenge

Today’s Discussion Infrastructure complexity – combined with rising energy costs – is driving higher operational costs for clients and constraining their growth IBM is uniquely positioned to respond through our high value, technology-driven mix, including virtualization Our response to this shift will yield improved financial performance

Worldwide IT Spending Trend $0 $50 $100 $150 $200 $250 $300 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 Installed Base (M Units) Spending (US$B) New server spending Server mgmt and admin costs x4 Power and cooling costs x8 0 5 10 15 20 25 30 35 40 45 50 Source: IDC, Virtualization 2.0: The Next Phase in Customer Adoption, Doc #204904, Dec 2006

Comparison of Typical Server Utilization Rates Productive Unix x86 Mainframe Source: IBM Market Intelligence, 2007

The Complexity Effect Sources: IDC Server Tracker 2006;IDC Disk Systems Forecast, Nov. 2006; IBM Marketing Intelligence, 2007 Networking Tape Ext. Disk Servers 36% 48% 48% 34% 12% 16% Share of systems revenue by segments 2000 2010 2000 2002 2004 2006 2008 2010 0 5 10 15 20 25 30 35 40 45 M units Installed server base 2000 2002 2004 2006 2008 2010 0 1000 2000 3000 4000 5000 6000 7000 8000 9000 10000 11000 12000 PB shipments External disk petabyte shipments

The Multi-core and Virtualization Effect % Growth x86 Shipments 4Q Rolling x86 Customer Spending ($M) The Virtualization Effect Source: IDC, “Virtualization and Multicore Innovations Disrupt the Worldwide Server Market,” March 2007 0% 5% 10% 15% 20% 25% 30% Q103 Q203 Q303 Q403 Q104 Q204 Q304 Q404 Q105 Q205 Q305 Q405 Q106 Q206 Q306 Q406 $15,000 $17,000 $19,000 $21,000 $23,000 $25,000 $27,000 $29,000 YOY Change Shipments 4Q Rolling x86 Customer Spend ($M)

Virtualization Effect by Server Segment Small server <$25K total market performance Mid-size server $25-250K total market performance High-end server >$250K total market performance YTY Revenue Growth YTY Revenue Growth YTY Revenue Growth Source: IDC Worldwide Quarterly Server Tracker, February 2007 0% 2% 4% 6% 8% 10% 1Q06 2Q06 3Q06 4Q06 -15% -10% -5% 0% 5% 10% 1Q06 2Q06 3Q06 4Q06 -15% -10% -5% 0% 5% 10% 1Q06 2Q06 3Q06 4Q06

Significant workload growth by System z clients Nearly 60% of worldwide revenue driven by new workloads Installed capacity System z Workload Growth Sources: IBM study with McKinsey & Co., 01/07; IBM internal data for FY06, as of 01/07 1990 2000 2006

Source: IDC Worldwide Quarterly Server Tracker, February 2007, rolling 4Q average, and IBM internal data as of 3/07 High-end Server Share System z HP Sun $250K+ server revenue share 60% 50% 40% 30% 20% 10% 0% 2000 2001 2002 2003 2004 2005 2006

Blades Blade server revenue market forecast Source: Worldwide Quarterly Server Forecaster, March 2007 Revenue (US$M) IBM BladeCenter #1 in revenue and volume for FY06 Only blade offering with 10G Ethernet connectivity inside Can be up to 95% more energy efficient than external switch offerings 0 2000 4000 6000 8000 10000 2005 2010

IBM Systems and Technology Group Rod Adkins Vice President, Development

IBM’s Response IBM will lead this shift to virtual, power efficient, integrated, application-specific infrastructure

IBM Virtualization Capabilities 35,000+ mainframe and POWER™ processor-based servers running virtualization A leader in x86 virtualization 2,200+ storage virtualization clients ‘Virtual Fabric Architecture’ introduced for BladeCenter H

System z A Powerful Virtualization Engine “Among virtualization solutions, the System z offers greater potential power and cooling benefits than any other available platform” Source: “Avoiding the $25 Million Server Data Center Power, Cooling, and Growth,” IBM-funded study by Sine Nomine Associates, 4/6/07 Annual Power Cost per Logical Server $920.70 $353.14 $550.06 $207.57 $127.23 $73.06 $32.80 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 Dell PowerEdge 1950 Dell PowerEdge 1950 virtualized Dell PowerEdge 1955 Dell PowerEdge 1955 virtualized IBM System z BC S07 Small IBM System z BC S07 Expanded IBM System z EC S18

PG&E Virtualizes with System p Consolidating 300 competitive Unix servers onto 6 System p5 servers Reducing 80% of its energy and facilities consumption Boosting utilization from 10% to 80% with IBM virtualization technologies Deploying IBM water cooling technology to reduce heat in data center by up to 60%

Power Efficient Design Five decades of IBM chip and system cooling innovations From first fully-virtualized machine in 1967 to today’s multi-chip modules, processor designs, supercomputers, blades

IBM Investor Briefing

IBM

IBM BladeCenter: Leadership Power Efficiency

- BladeCenter can be significantly more power efficient than the competition
- Available with IBM PowerExecutive – helps companies meter and control their power usage


Server Power Per Server Vendor Over Time
kW
4.0
3.5
3.0
2.5
2.0
4.278kW
Dell 1U
Previous generation
3.496kW
HP 1U
2.7658kW
HP BladeSystem
Current generation
2.6773kW
IBM BladeCenter
A P(kW) (max/min)
B P(kW) (max/min)
C P(kW) (max/min)
D P(kW) (max/min)
10:00
05/01/2007
Tuesday
10:10
10:20
10:30
10:40
10:50
11:00
11:10
11:20
11:30
Partner World 2007
05/01/2007

24

IBM Systems & Technology Group

Source: Screenshot from live demonstration at Partnerworld on 5/1/07

© 2007 IBM Corporation

Application-specific Engines China Grid: 60x improvement in seismic prediction calculations Hoplon: Cell-mainframe hybrid for gaming Mayo Clinic: 50x improvement in medical imaging computation

IBM’s mix is positioned to capture the shift in demand that is occurring as clients leverage the virtualization effect IBM high value, technology-driven mix benefits vs. market Leading virtualization technology Unparalleled high-end, micro-partitioning Virtualization drives richer server configurations and will contribute an additional $1B in gross profit from now until 2010 -10 pts +20 pts +30 pts IBM margin mix impact, 2006 IBM product mix vs. rest of market, 2006 Source: IDC Worldwide Quarterly Server Tracker, February 2007 Revenue Market Share 0% 25% 50% 75% 100% IBM Rest of market <$25K $25-250K >$250K 2006 <$25K $25-250K >$250K

Summary Infrastructure complexity – combined with rising energy costs – is driving higher operational costs for clients and constraining their growth IBM is uniquely positioned to respond with high value solutions including virtualization Our response to this shift will yield improved financial performance

 Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s results as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplementary materials entitled “Non-GAAP Supplementary Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/analyst0507/webcastPdf.phtml . The Non-GAAP Supplementary Materials are also included as Attachment II to the Company’s Form 8-K dated today.

© 2007 IBM Corporation

Mike Daniels Senior Vice President, Global Technology Services IBM Global Services IBM Global Technology Services

2006 YTY @ CC Long Term Revenue Growth Model Services Revenue Growth Model 1% 6% - 8% Global Business Services 17% 10% - 15% Business Transformation Outsourcing 6% - 8% 2 pts (2%) - 0% 5% - 7% 4% - 6% 2% -- 2% -2% 3% Total Services Acquisitions Maintenance Integrated Tech Services Strategic Outsourcing Services 37% Software IBM Pre-Tax Income Mix 2006 Hardware & Financing

Services Opportunity 2006 – 2010 Our Model is to Grow Services with or Better than the Industry 2006 Revenue by Line of Business Maint BTO SO ITS Grow Strategic Outsourcing through service excellence and cross-selling Grow Business Process outsourcing services through portfolio expansion Build and sell high value service products Source: IBM Internal Assessment, based on Global Market View, January 2007, at Constant Currency ’06 - ’10 CAGR % 6% 5% 7% 4% 0% 8% 4% GBS $0 $100 $200 $300 $400 $500 $600 $700 $800 2006 2007 2008 2009 2010 Billions ITO BTO HW Maint. ITS App Mgmt Consult

Strategic Outsourcing Strategy Service Excellence Stay at the leading edge of quality through continued investments in process and automation Increase Wallet Share Increase scope, sell additional IBM Hardware and Software, cross-sell Service Products

“ “ Independent Research Organizations Consistently Rank IBM as the Leader in Outsourcing #1 IT service provider in the world IBM India #1 in reliability of services provided A leader in Business Process Outsourcing Leading provider of full-service IT and business process outsourcing in North America and Europe European leader in professional services and outsourcing IBM continues to lead as a service provider in IT outsourcing and BPO “ “ #1 in Global Outsourcing “ ” ” ” ” ”

“Megadeals; They’re back!” – IDC, March 2007 “ number of megadeals has gone from a low of 11 in 2001 to a high of 26 in 2006 and a value of nearly $57 billion, the highest ever Large wins: IBM Remains Well Positioned to Capture Strategic Outsourcing Market Growth Market Dynamics IBM Performance Multi-tower deals driving growth #1 in multi-tower deals Programs to drive additional towers with existing clients Shorter deals lowering TCV Average deal length now 5.9 yrs #1 in signings, revenue, and share 12.7B 1Q05 – 4Q05 20B 2Q06-1Q07

IBM Daksh Pavan Vaish Chief Executive Officer IBM Daksh

IBM Daksh Business Process Outsourcing Large, attractive market opportunity $52.8 Billion growing at 10% CAGR (2007-2010) Revenues tripled since acquisition in 2004 Significant growth in installed base of accounts Attractive margins Winning in the talent marketplace Most respected BPO company in India Broad portfolio of capabilities F&A Insurance Banking backoffice Revenue generation Tech help desk/tech product support Customer service Focus Areas going forward Solution sales Componentization/Tooling Continue to leverage IBM Research Why we succeed: Operating Model Global Model: Local leadership, Global processes Land and Expand: Business not TCV driven, Revenue/PTI driven Successful Acquisition/Integration Retention of the Daksh culture, value system (DNA) Appropriate balance between integration and standalone Continuity of Daksh management team Successful “India Out” business model embraced/replicated IBM brand : traction with clients and prospective employees Talent attraction/talent development IBM Research Vertical domain expertise, Integration with AMS, BCS

Lending Business Process Services Carmine Cacciavillani Lending Business Process Services

Market Dynamics: U.S. Mortgage Industry Spends $12 - $14 Billion Annually to Originate Loans With high fixed costs and flat loan origination volumes, lenders are trapped in an earnings roller coaster Increased technology investment is required to keep pace As a result lenders will increasingly consider outsourcing to reduce financial, operational and technical implementation risk Loan Origination Total Loan Originations ($T) Direct Origination Cost per Loan ($) Sources: TowerGroup forecasts, MBA Mortgage Finance Forecast (01/08/07) ? ? ? $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06E '07P '08P '09P $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 $2,500 $2,750 $3,000

Solutions Advantages Increasing Customer Satisfaction and Operating Flexibility, while Lowering Financial Risk Technology Business Processes IBM Client People Reduce Financial Risk Avoid large cap expense Increase revenues Operating Flexibility Easily expand and contract with market changes Accelerate acquisition integrations Customer Satisfaction Increased pull-through Reduced cycle times Strategy Mortgage Origination Post Production Marketing Product Development Processing Customer Care Loan Setup / Analysis and Vendor Management Sales Shipping Secondary Marketing Servicing Funding Post Closing Underwriting Closing

Pre-configured, engineered products that leverage software assets High quality More scalable revenue Service Products will Drive Higher Margin Revenue Characteristics Benefits to IBM Strong value proposition Sustainable, unique source of competitive advantage Price to value versus labor Higher gross margins than traditional GTS offerings Utilize proprietary Intellectual Property (technical, business, and process know-how) Next speakers will share examples of our growing portfolio of service products Tom Noonan, General Manager, Internet Security Systems Al Zollar, General Manager, Tivoli

Internet Security Systems Tom Noonan General Manager, Internet Security Systems Global Technology Services

Internet Security Systems Leverage IBM’s extensive sales channels and deep client relationships Cross-sell to existing GTS SO customers Capitalize on new product launches IBM Key Actions 2007 Security and Privacy SPL Market Opportunity = $23B Growth rate (2006 – 2010 CAGR) = 16% Managed security platform services reduces complexity and internal staff costs Trending up to 8-12% of total IT budgets >50% spent on internal/IT staff High Security Costs Solutions in Data Security, Compliance, Access Control, Secured Applications (VOIP), Intrusion Prevention and Vulnerability Management Sabotage, theft of information or IT assets, viruses System vulnerabilities, including unauthorized access Security and Privacy Threats Standardized compliance processes and procedures Efficient monitoring and compliance reporting Cost and legal exposure of non-compliance Compliance controls, monitoring and reporting processes Compliance / Regulations IBM Capabilities Client Pain Point Market Dynamics

IBM Service Management Al Zollar General Manager, Tivoli Software IBM Software Group

Left Unchecked, IT Operational Labor Spend Affects Spending on New Innovation Starting in 2002, an increased focus on operations had an impact on new innovation and technology spending 0 10 20 30 40 50 60 70 80 Percent of IT Budget 1999 2001 2003 2005 2007 Year IT Spending Operations Development

The Evolution of Service Management is Analogous to ERP – Focusing on Improving Organizational Alignment, Reducing Operational Labor, Improving Productivity and Quality of Service  Departmental Departmental tasks (HR, payroll, finance, etc) Department Integration Shared data across departments (payroll and finance) Business Process Automation End-to-end process integration across functional departments ERP and Service Management Evolution Resource Management Task and silo focus (storage, network, server) Systems / Application Management System and Application integration Service Management End-to-end process integration across operational silos Link business with IT operations Opportunity 2007 ERP Spend 2007 Service Management Spend

IBM Investor Briefing

IBM Uniquely Positioned to Lead in Service Management

	Required Capabilities	*IBM Delivers*
Technology	**Modern architecture** - A standards-based middleware platform for integrating people, process, technology, information, and security	▪ Market-leading assets from both organic development and acquisitions: Tivoli, Rational, WebSphere, MRO Software, Collation, Micromuse and Candle ▪ SOA based service management integration platform
Skills	**Industry-recognized services expertise** - To deploy large-scale operational excellence and innovation - A deep bench of experienced practitioners, architects and specialists that have delivered automation to clients	▪ *5000+* member global service management community of practice: certified and experienced architects, consultants, project managers, software developers and others
Experience	**Industry-leading experience in delivering client value** - Services offerings spanning key functions – planning, deployment and ongoing management - Experience in managing large scale data centers and delivering projects	▪ Operation of the world's largest commercial IT infrastructure supporting both internal IBM and client business needs ▪ 25 years of continuous thought leadership in practical service management: methods, models, intellectual capital

19 | Global Technology Services | May 17, 2007
© 2007 IBM Corporation

Global Technology Services Summary Grow Strategic Outsourcing through Quality and productivity initiatives Base growth Grow Business Process Outsourcing through portfolio expansion Build and sell Service Products in high growth segments Lines of business growing revenue with or faster than their target markets 2 points of margin expansion by 2010 Resulting in

Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s results as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplementary materials entitled “Non-GAAP Supplementary Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/analyst0507/webcastPdf.phtml . The Non-GAAP Supplementary Materials are also included as Attachment II to the Company’s Form 8-K dated today.

© 2007 IBM Corporation

Services Competitiveness Bob Moffat Senior Vice President, Integrated Operations

Service Competitiveness Improve quality, responsiveness and deliver 10-15% productivity in Service delivery Leveraging supply chain experience Deploying comprehensive strategy that’s gaining traction 2006 Cost/Expense ($78B) Go-to-market Service Delivery 10-15% productivity ($1-2B) Global Support Functions Supply Chain Net Development

Traditional Service Delivery Model Pervasive linearity between labor and revenue Service delivery models have not changed very much in ten years Labor arbitrage has changed the position of the line, but not the slope Labor Costs Revenue

New Delivery Model for Strategic Outsourcing Driven by advances in: - process - technology - global capabilities Opportunity for step change in operational effectiveness Labor Costs Revenue

Approach Applied to Distributed Server Management Base Cost Optimized Cost Process Technology Global Capabilities Distributed Server Management represents a large portion of Server Systems Operations, which is 50% of the labor costs in Strategic Outsourcing delivery. Baseline Cost Process Technology Global Capabilities Optimized Cost

Improving Quality, Cost and Time to Value Process Comprehensive process transformation for continuous improvements in: - Quality Responsiveness Productivity Focuses on value-add tasks, eliminates waste and remove latency Technology Automating manual tasks multiplies the benefits derived from process transformation Virtualization reduces the number of servers while increasing computing capacity Using MRO Maximo platform to speed workflows in Service Delivery Management Global Capabilities Integrating global talent pools Nearly 7,000 services patents issued or pending Largest network of integrated delivery centers; 80 centers worldwide with seven of the largest in emerging countries Work flows to where the skills and capacity to do work are

 Benefits Capture more business from existing accounts Attract new clients Bid with more competitive pricing Improve margins Process Global Capabilities Technology Comprehensive strategy using these levers will allow us to:

 Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s results as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplementary materials entitled “Non-GAAP Supplementary Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/analyst0507/webcastPdf.phtml . The Non-GAAP Supplementary Materials are also included as Attachment II to the Company’s Form 8-K dated today.

© 2007 IBM Corporation

Collaborative Innovation for Growth Paul M. Horn IBM Senior Vice President and Director of Research

What We’ll Focus on Today Evolution of IBM’s R&D Innovation Model A Model Aligned with High Value Opportunity Focused research agenda Increasing speed to market Industry-focused collaboration Conclusion

Managing Business Integrity: A Complete View of the Enterprise Core Entities Integrating an enterprise’s core entities and associated interdependencies with processes and policies Processes Product attribute attribute attribute Employee attribute attribute Enterprise Component Business Model Service attribute attribute Understanding the core entities of the enterprise Understanding the business services components of the enterprise Customer Accounts Product Fulfillment Sales Credit Administration Product Delivery Staff Administration Document Management Fulfillment Planning Fulfillment Planning Product Fulfillment Contract Routing General Ledger Customer Dialog Marketing Campaigns Product Administration E X E C U T E Credit Assessment Product Management Staff Appraisals Compliance Reconciliation Sales Management Relationship Management Sector Management Business Unity Tracking C O N T R O L Portfolio Planning Sales Planning Account Planning Sector Planning Business Administration D I R E C T Financial Control and Accounting Servicing and Sales Relationship Management New Business Development Business Administration Customer Accounts Product Fulfillment Sales Credit Administration Product Delivery Staff Administration Document Management Fulfillment Planning Fulfillment Planning Product Fulfillment Contract Routing General Ledger Customer Dialog Marketing Campaigns Product Administration E X E C U T E Credit Assessment Product Management Staff Appraisals Compliance Reconciliation Sales Management Relationship Management Sector Management Business Unity Tracking C O N T R O L Portfolio Planning Sales Planning Account Planning Sector Planning Business Administration D I R E C T Financial Control and Accounting Servicing and Sales Relationship Management New Business Development Business Administration

Managing Business Integrity: A Complete View of the Enterprise Core Entities Integrating an enterprise’s core entities and associated interdependencies with processes and policies Processes Product attribute attribute attribute Employee attribute attribute Enterprise Component Business Model Service attribute attribute Understanding the core entities of the enterprise Understanding the business services components of the enterprise Governing Policies HIPAA SOX GAAP Privacy Business Policies Customer Accounts Product Fulfillment Sales Credit Administration Product Delivery Staff Administration Document Management Fulfillment Planning Fulfillment Planning Product Fulfillment Contract Routing General Ledger Customer Dialog Marketing Campaigns Product Administration E X E C U T E Credit Assessment Product Management Staff Appraisals Compliance Reconciliation Sales Management Relationship Management Sector Management Business Unity Tracking C O N T R O L Portfolio Planning Sales Planning Account Planning Sector Planning Business Administration D I R E C T Financial Control and Accounting Servicing and Sales Relationship Management New Business Development Business Administration Customer Accounts Product Fulfillment Sales Credit Administration Product Delivery Staff Administration Document Management Fulfillment Planning Fulfillment Planning Product Fulfillment Contract Routing General Ledger Customer Dialog Marketing Campaigns Product Administration E X E C U T E Credit Assessment Product Management Staff Appraisals Compliance Reconciliation Sales Management Relationship Management Sector Management Business Unity Tracking C O N T R O L Portfolio Planning Sales Planning Account Planning Sector Planning Business Administration D I R E C T Financial Control and Accounting Servicing and Sales Relationship Management New Business Development Business Administration

Managing Business Integrity Creating New Value by Providing an Integrated Governance of Policy, Process and Information Maintaining business integrity requires: Policy Integrity Doing the right thing Process Integrity Doing things the right way Information Integrity Establishing the right basis for doing things Process Policy & Rules Information

Cold aisle hot aisle hotspots 13.01oC 54.47oC 33.74oC Hotspots removed by ~ 10oC Before After Rapid Data Center Survey and Measurement Tools Sensors (thermal, humidity, flow, noise), mounted in a defined 3D pattern log and track position for optimization --> Advanced visualization recreates entire data center in Second Life. Operators can enter the virtual world data center and use their avatars to easily locate and manage data center hot spots.

IBM’s “Airgap” Breakthrough More Performance, Consumes Less Power

Opportunity: Mitigating Pandemics 1918 Pandemic Influenza: 50 Million Deaths Worldwide 1918 Influenza Pandemic – U.S. death toll 675,000 Both sexes: Life expectancy in the United States, 1900-2001 35 45 55 65 75 85 1900 1920 1940 1960 1980 2000 Year Age

Avian Flu Structure (H5N1) Structural features of Avian flu virus are similar to 1918 strain Stevens et al. (2006) Science Differences in key receptor binding site – where it “attaches” to do its damage-- reflect avian and human adaptation (evolution) Binding site contributes to high virulence in birds So far, binding site conducive to attachment in humans low in lungs, making it difficult for rapid airborne spread What could subsequent mutations/adaptations of the virus (evolution) bring?

Advanced Water Management Modeling of water availability, delivery and consumption Modeling “what-if” scenarios Integration with business processes Integration with water quality information Set of offerings/services/solutions that address water-related business issues

Research: A Unique Differentiator for IBM Flexible research agenda focused on high value assets in hardware, software and services Multi-disciplinary integration together with healthy exploratory programs increases IBM’s speed-to-market with innovative products and services Collaborative research with clients creates new market opportunities, unique insight and new industry solutions

 Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s results as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplementary materials entitled “Non-GAAP Supplementary Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/analyst0507/webcastPdf.phtml . The Non-GAAP Supplementary Materials are also included as Attachment II to the Company’s Form 8-K dated today.

© 2007 IBM Corporation

Global Business Services Ginni Rometty Senior Vice President Global Business Services

2006 YTY @ CC Long Term Revenue Growth Model Services Revenue Growth Model 1% 6% - 8% Global Business Services 17% 10% - 15% Business Transformation 6% - 8% 2 pts (2%) - 0% 5% - 7% 4% - 6% 2% -- 2% -2% 3% Total Services Acquisitions Maintenance Integrated Tech Services Strategic Outsourcing 1% 6% - 8% Global Business Services Services 37% Software IBM Pre-Tax Income Mix 2006 Hardware & Financing

Our Model is to Grow with or Faster than the Industry Source: IBM Internal Assessment, based on Global Market View, January 2007, at Constant Currency Global Business Services Opportunity 2006 – 2010 ’06 -’10 CGR % 5% 7% 4% - 5% 8% -10% 6% - 8% Consulting Application Management Services Total Global Business Services Global Business Services Long Term Revenue Growth Model $0 $50 $100 $150 $200 $250 $300 $350 2006 2007 2008 2009 2010 Billions AMS Consulting

2006 Focus: Transformation for Profitability Improvement driven by: 2.6Pts 9.8% 7.2% PTI % 38% $1,706M $1,237M PTI Yr/Yr 2006 2005 Global Business Services 2006 Pre-Tax Income Operational Transformation Pricing Contract Performance Resource Optimization Global Delivery 2005 Restructuring 2007 Focus: Moving to profitable growth Excludes 2005 Restructuring Charges

Global Business Services Growth Strategy: Model is 6-8% Growth Differentiated Solutions Business Solutions Application Mgmt Services Delivered Globally Deeper Client Relationships SOA foundation underlying all offerings

Global Business Services Growth Model Client Relationships 2 pts Business Solutions 2 - 3 pts Application Management Services 2 - 3 pts Differentiated through SOA and Industry expertise Global Business Services Revenue Growth 6% - 8% 4 - 5 pts Delivered Through Global Resource 2 - 3 pts Delivered Domestically

Revenue Distribution Deeper Client Relationships Cross-IBM account selection Multiple service lines leveraged Targeted “pack hunting” Increased industry hiring Expanded SMB coverage, standard offerings # of Accounts 0% 20% 40% 60% 80% 100% Client segmentation, resource alignment Strengthened industry capabilities Increased service line penetration SMB coverage, tailored solutions Greater revenue growth from selected accounts Execution Strategic Focus

Differentiated Solutions and Services: Business Solutions Business Solutions across 17 industries 500 solution sales specialists Global Business Solutions Center SOA development with SWG and Research Standard offerings / Asset based Strong ISV relationships – #1 worldwide Global Delivery capabilities Every $1 of solution opportunity yields another $0.50 -$0.80 in hardware, software, or other services opportunity 33% 39% Higher win rates and profit margins Global Business Services Business Solutions Revenue Mix Shift Integration of IBM capabilities Asset based Global capabilities & industry insight Execution Strategic Focus 2006 2010

Differentiated Solutions and Services: Application Management Services Continuum of offerings Differentiation via SOA/Industry expertise Integrated global delivery centers/COEs Strategic Impact Business Focused Staff Augmentation AMS Offerings IT Focused World’s Leading AMS Provider (IDC) Portfolio Outsourcing Business Application Modernization Co-Management Design-Build-Manage Testing Full Outsourcing Application Outtasking Introducing new offerings Increased sales resources Strengthened pipeline / account planning Strengthened industry alignment Transitioned to a supply model Execution Strategic Focus

Shifting Landscape of Solution Sourcing Today Future Custom Development Composite Applications ISV / Legacy Applications

SOA is the Foundation for All Global Business Services Offerings Industry points of view Entire practitioner base trained SOA solution centers Leverage cross IBM skills Component Business Services SOA underlying solutions & AMS Geographic centers of excellence SOA engagement SWAT teams SOA Services Opportunity Market leadership - every geography Source: SMV2H06 (IDC) Global Business Services Actions $0 $10 $20 $30 $40 $50 $60 $70 2006 2007 2008 2009 2010 Billions

Delivered Globally: Leveraging Capabilities Integrated Around the World 20 Strategic Delivery Centers Centers of Excellence SOA, ISV, Industry Cultural-Language alignment China for Japan, Argentina for Spain Global Business Solution Centers SOA Asset Development Co-location of Research, SW & GBS Supply driven model Profit margin leverage North America 32% Europe 26% AP-North 13% Latin America 3% AP-South 26% Resource mix by geography 1Q’07 Global Resource +54% Yr/Yr Globally integrated delivery network Designed to mitigate concentration risk Fully leverage global economics/skills Dramatic growth in global delivery capabilities India, China, Latin America, Central & Eastern Europe, Manila Global Delivery Execution Strategic Focus

Global Business Services Aggressively Leveraging India to Drive Growth, Margins and Client Value 4 - 5 pts Delivered Through Global Resource 2 - 3 pts Delivered Domestically India Global Delivery 1Q’07 Headcount +51% Estimated Revenue +46% Leveraging IBM’s Power of Integration Across all IT Services markets Technology & process expertise Delivering client-specific industry solutions Driving Marketplace Leadership Fusion of business & technology – SOA Resource based to asset based – Global Business Solution Centers Leading innovation in Services Achieving Best-in-class People Practices and This is Accelerating Our Growth Increasing Win Rates with significantly higher Global Delivery growth rates 6% - 8% GBS Growth Model

Global Business Services Summary Operational initiatives have taken hold Our growth strategy is in place Deeper Client Relationships Differentiated Solutions & Services Delivered Globally SOA becoming the underlying foundation for all services 2010 margin expansion of 2 points SOA Integrated Global Delivery Operational Transformation Initiatives

 Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s results as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplementary materials entitled “Non-GAAP Supplementary Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/analyst0507/webcastPdf.phtml . The Non-GAAP Supplementary Materials are also included as Attachment II to the Company’s Form 8-K dated today.

© 2007 IBM Corporation

Leveraging Our Software Portfolio to Deliver Solutions Steve Mills Senior Vice President and Group Executive IBM Software

2006 YTY @ CC Long Term Revenue Growth Model Software Revenue Growth Model 3 pts 2 - 3 pts Acquisitions 7% - 10% (2%) – 0% (2%) – 0% 9% - 11% 7% (7%) (1%) 10% Total Software Operating Systems Other Middleware Branded Middleware* IBM Pre-Tax Income Mix 2006 * Revenue from acquisitions listed as separate line item Services Software 40% Hardware & Financing

2010 2006 1996 Branded Middleware Other 28% 72% 34% 52% IBM Software Segment Revenue 48% 66%

IBM Share Position Web Application Server Database Engines and Tools Integration Server Storage management Information Integration (incl MDM) Portal Server Enterprise Content Management Security Management ’06 – ’10 CGR High Growth Product Segments 9% 9% 9% 8% 8% 6% 6% 6% # 1 # 1 # 1 # 1 # 3 # 1 # 2 # 1 Investing in High Growth Product Segments Source: IBM Market Analysis 2005 2006 2007 2008 2009 2010 $86B $115B $92B $97B $102B $109B 47% 46% 45% 44% 43% 43% 53% 54% 55% 56% 57% 57% Middleware Opportunity 2006 – 2010 CGR = 6% High Growth Segments Lower Growth Segments

IBM Investor Briefing IBM

Acquisitions Complement Our Organic Growth Strategy


Lotus
Rational
Information Management
Tivoli
WebSphere

Lotus
- Aptrix
- PureEdge
- Bowstreet

Rational
- Rational
- Information Labs
- SystemCorp
- BuildForge

Information Management
- Informix
- Tarian
- CrossAccess
- Green Pasture
- Trigo
- Alphablox
- Venetica
- SRD
- Ascential
- DWL
- iPhrase
- LAS
- Unicorn Software
- FileNet

WebSphere
- CrossWorlds
- Holosofx
- Gluecode
- DataPower
- Webify Solutions

Tivoli
- Metamerge
- TrelliSoft
- Access360
- Think Dynamics
- Candle
- Cyanea
- Isogon
- Collation
- CIMS Labs
- Micromuse
- Rembo
- DORANA (Ubiquity)
- MRO Software
- Vallent
- Consul

Note: Acquisitions since Jan 2001

6 IBM Software Group May, 2007
© 2007 IBM Corporation

Branded Middleware Provides a Technology Platform for Our Systems and Services Related Global Business Services Consulting and Application Management Services Related Systems Revenue System z, System p, System i, System x, Storage Tivoli WebSphere Rational Information Management Lotus $9B Data Services Information Integration Content Management Security Systems Mgt Storage Process Servers Application Servers Portals Collaboration Workplace Modeling Testing

Leveraging Our Portfolio to Deliver Solutions Information On Demand Service-Oriented Architecture (SOA) Service Management People Productivity Collaboration Social Networking Model Driven Development

Service-Oriented Architecture (SOA) Robert LeBlanc General Manager, Global Consulting Services and SOA IBM Global Business Services

Extend the ability to collaborate inside and outside Innovate business models and processes Leverage information for business optimization Top Innovation Priorities: 87% of CEOs believe fundamental change is required in next two-years to drive innovation and 78% believe integrating business and technology is fundamental for innovation Innovation Requires Business Flexibility Innovation That Matters to CEOs Source: 2006 IBM Global CEO Survey

 $56B $5.5B $4.0B $2.7B $1.7B $1B $16B $29B $44B Source: IBM Market Analysis Middleware Services $68B $7.2B IBM SOA Opportunity Worldwide SOA Market Opportunity ($ Billions) 2005 2006 2007 2008 2009 2010 $7B IBM’s Commitment $1+ Billion / year invested in SOA 15,000 SOA Consultants, Architects and IT Specialists Over 300 SOA related patents; 500+ pre-built industry-specific data and process models; over 3,800 SOA assets for business process management 3,600+ Business Partners 3,000+ Customer Engagements

IBM Investor Briefing
IBM

IT Analysts Agree …
…. *IBM and SOA on the Rise*

"IBM is the leader in the development of SOA"

"With firm-wide SOA investment of $1 billion, IBM will leverage cutting-edge R&D, leading to quicker value and reusable SOA assets for clients."

The Forrester Wave ™
September 2006

2006 SOA Market Share


Other 20%
Reactivity
ca
COGNOS
EPICOR
cisco
hp
Sybase 2%
BEA 2%
webMethods 3%
Sun 3%
Oracle 3%
SAP 3%
Tibco 3%
Microsoft 8%
IBM
53%

Source: Wintergreen Research, 5/07
Software Engine and Components only

- ✓ Increase in number of IT analysts covering SOA
- ✓ 25% increase in number of SOA and IBM reports
- ✓ 3-4x increase in analysts attending IBM SOA events
- ✓ Increase in analysts blogging on SOA
- ✓ IBM is the leader in 6 SOA-related Gartner Magic Quadrants and 4 Forrester Waves

12 IBM Software Group May, 2007
© 2007 IBM Corporation

Companies of all sizes are using SOA today for real business value Source: Forrester Use/Planning to Use SOA Company size 1,000 to 4,999 5,000 to 19,999 20,000 or more All Respondents 44% 61% 62% 53% 15,532 6,773 Total 2008 Current Skill Level 15,53 1,107 Base 6,213 3,029 Acquired 4,660 2,329 Applied 3,106 308 Mastered SOA Technical Skills expected to more than double in 2008. Early Adopter Days are Over .to better serve our clients. SOA Adoption is now Global All geographies All Industries All customer sizes

SOA Strategy SOA Implementation Planning BPM on SOA SOA Diagnostic SOA Lifecycle Services How do I get started in SOA? I’ve started with SOA, how am I doing?what can I do better? There is a specific Business Area I want to improve using SOA – How should I approach it? I need to transform my business processes before I SOA enable them – How do I start? I’ve done the preliminary planning work, now I’m ready to develop and sustain SOA Infrastructure Consulting How do I plan for infrastructure changes? How do I optimize my SOA Foundation Platform? What will I need to integrate? How should I plan, build, integrate, deploy SOA foundation platform & Operational services management? How do I automate and integrate them with my SOA Foundation? SOA Integration Infrastructure Management & Governance GBS GTS Service Offerings: Enhancing the Full IBM Value Proposition for Services

Shifting Landscape of Solution Sourcing Today Future Custom Development Composite Applications ISV / Legacy Applications

Front Office Innovation Multi-channel, personalized business services delivery e.g. Cross-selling products through Web, kiosk, and B2B Core Business Process Innovation Demand driven outsourcing e.g. Dynamic claims administration following natural disaster Back Office Innovation Syndication of cross-industry services e.g. Healthcare Spending Accounts and Bank payments IT Service Innovation Global Business Services Assembly and Delivery e.g. Geo based services competency centers Dimensions of SOA-Enabled Business Model Innovation Only IBM is Positioned to Deliver an Integrated SOA Solution

Information On Demand Ambuj Goyal General Manager, Information Management Software IBM Software Group

The Information Challenge Trusted Information is Not Available... Information is in Silos Business Challenges Information Challenges Complexity Multiple Versions Inaccurate, Incomplete Inaccessible, Untimely Out of Context... Globalization Mergers & Acquisitions Supply Chain Complexity Risk & Compliance Eroding Customer Loyalty Cost Optimization... 70% of people’s time can be spent searching for relevant information 60%+ of CEOs: Need to do a better job leveraging information 5X more value creation by organizations using information effectively Source: 2006 IBM Global CEO Survey

Information Management Software Opportunity Information On Demand is Fueling Growth in the Market 2004 2005 2006 2007 2003 2002 2010 Information Management Software Opportunity $26.8B $28.5B $31.2B $34.1B $37.0B $39.6B $48.6B Information 8% CGR 2002-2010 Drivers: Business Optimization Master Information Information Integration Content 11% CGR 2002-2010 Drivers: Master Content Compliance Solutions Process Integration Data 7% CGR 2002-2010 Drivers: 3rd Generation BI Platform Next Gen Apps: Web2.0, XML TCO Optimization $13.6B $9.3B $25.7B 7% CGR Source: IBM Market Analysis

IBM Hardware, Software, Services Need for on-scene insight from billions of records across multiple police databases Correlate arrests, complaints, summonses, homicides, shootings, locations, 911 calls Information Becomes a Strategic Asset Timely and Accurate Information Fights Crime Deliver Suspect List to Detectives at the Crime Scene Optimize Police Force Deployments Report on Crime Rates

“...In order to make our service offerings more transparent to customers, we will streamline and harmonize our product portfolio under DHL. This will enable us to optimize processes and cut costs significantly...” Deutsche Post World Net Annual Report One brand One label One bill One DHL.com Harmonized product portfolio Optimized pickup and delivery Common customer service and sales processes Common business data Common business rules One point of visibility One messaging interface DHL Goal: Be a Single, Integrated Global Company & Brand Information On Demand Software Critical to Transformation

Information Led Innovation Enabling Industry-wide Transformations One Bank Sarbanes-Oxley BASEL II Customer Insight Banking One Insurance Customer Insight Customer Privacy Management Consolidated Risk Management Fraud Detection Insurance One Telco Churn Analysis Cross-sell Customer Privacy Management Telco Parts Management Dealer Collaboration Advanced Early Warning Manufacturing/Auto Real-time Demand Signaling Global Data Synchronization RFID Consumer Intelligence Retail / Consumer Products Claims Processing eMPI ePedigree Healthcare

Key Performance Indicator for Information On Demand Information Management Software Segment Performance IBM Information Management Software Revenue As reported 2002 - 2006 IOD Software Assets Drive Hardware, Software & Services Information Warehouse Master Data Management Archival, Discovery and Compliance Business Intelligence Practice 5% YTY 7% YTY 8% YTY 14% YTY 1Q07 Information Management Software grew 20% YTY 2004 2005 2006 2003 2002

Summary Accelerating Growth 7% – 10 % long term growth Accelerating over time Substantial Investment in Branded Middleware High growth product development Focused sales investments Synergistic acquisitions High Value Market Initiatives Services-oriented architecture Information On Demand Cross-IBM leverage Software Approaching 50% of IBM Profit

 Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s results as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplementary materials entitled “Non-GAAP Supplementary Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/analyst0507/webcastPdf.phtml . The Non-GAAP Supplementary Materials are also included as Attachment II to the Company’s Form 8-K dated today.

© 2007 IBM Corporation

© 2007 IBM Corporation Financial Model Mark Loughridge Senior Vice President and Chief Financial Officer

Drive revenue growth through new markets, new offerings and new products both developed and acquired Focus on productivity to improve margins Deploy cash to fund growth and provide shareholder returns via dividends and share buybacks Deliver Double-Digit Earnings per Share Growth over the Long-Term Our Long-term Business Objectives

$3.76 $4.50 $5.32 * Excludes Non-recurring items $6.06 Earnings Per Share from Continuing Operations Historical EPS Roadmap 2003-2006 $2.00 $3.00 $4.00 $5.00 $6.00 2003 Revenue Margin Expansion Shares 2004* Revenue Margin Expansion Shares 2005* Revenue Margin Expansion Shares 2006

Historical Revenue Growth Margin Expansion Future Acquisitions Share Repurchase Retirement Related Costs Growth Initiatives Key Financial Drivers of Long-Term EPS Growth Roadmap to 2010

Long-Term EPS Roadmap – Revenue Growth Historical Revenue Growth Margin Expansion Share Repurchases Retirement-Related Future Acquisitions & Growth Initiatives Historical Revenue Growth Yr/Yr @ Constant Currency An extrapolation of recent revenue performance will yield approximately 3 points of annual EPS growth * Excludes PCs 2006 2010

Long-Term EPS Roadmap – Margin Expansion Historical Revenue Growth Margin Expansion Share Repurchases Retirement-Related Future Acquisitions & Growth Initiatives 2006 2010 Continuing to drive productivity through global integration of: Support Functions Service Delivery Supply Chain

Long-Term EPS Roadmap – Margin Expansion Historical Revenue Growth Margin Expansion Share Repurchases Retirement-Related Future Acquisitions & Growth Initiatives 2006 2010 Software +4.5 pts Hardware & Financing +2.1 pts Services +1.6 pts Note: 2005 Excludes Restructuring Actions Segment Pre-Tax Income Margins

Long-Term EPS Roadmap – Margin Expansion Historical Revenue Growth Margin Expansion Share Repurchases Retirement-Related Future Acquisitions & Growth Initiatives 2006 2010 Segment Pre-Tax Income Mix 2004 IBM PTI Margin 11.1% IBM PTI Margin 14.6% Software 35% Services 35% HW & Fin. 30% Software 40% Services 37% HW & Fin. 23% 2006

Long-Term EPS Roadmap – Margin Expansion Historical Revenue Growth Margin Expansion Share Repurchases Retirement-Related Future Acquisitions & Growth Initiatives 2006 2010 Segment Pre-Tax Income Mix 2004 IBM PTI Margin 11.1% IBM PTI Margin 14.6% Software 35% Services 35% HW & Fin. 30% Software 40% Services 37% HW & Fin. 23% 2006 Software approaches half of IBM’s profit by 2010

$1.10 Long-Term EPS Roadmap – Share Repurchases 2006 2010 Free Cash Flow over the past 5 years / Market Cap Source Data: Standard & Poor’s Research Insight Web. Excludes banks. Free Cash Flow: Cash from Operations less Net Capital Expenditures $0.75 $1.00 $6.06 EPS -20% -10% 10% 20% 30% 40% 50% IBM vs. Dow 30 Companies IBM 0% Historical Revenue Growth Margin Expansion Share Repurchases Retirement-Related Future Acquisitions & Growth Initiatives

$4.2 $4.4 $7.3 $7.7 $8.0 '02 '03 '04 '05 '06 '07E Share Repurchases ($B) Dividends Paid ($B) $16.4B Authorized for Share Repurchase * * As of April 2007 $1.0 $1.1 $1.2 $1.2 $1.7 $2.2 '02 '03 '04 '05 '06 '07E $1.10 Long-Term EPS Roadmap – Share Repurchases 2006 2010 $0.75 $1.00 $6.06 EPS Historical Revenue Growth Margin Expansion Share Repurchases Retirement-Related Future Acquisitions & Growth Initiatives

Long-Term EPS Roadmap – Share Repurchases Historical Revenue Growth Margin Expansion Share Repurchases Retirement-Related Future Acquisitions & Growth Initiatives 2006 2010 Analysis assumes over $40B share repurchase spend for average annual share reduction of 3% through 2010 $27B repurchased from 2003 - 2006 April 2007 Buyback Authorization: Board of Directors authorized an additional $15B for share repurchases ($16.4B total authorized) May complete a substantial portion of repurchases over the next several months Intend to increase borrowing and maintain higher financial leverage

Long-Term EPS Roadmap – Share Repurchases Historical Revenue Growth Margin Expansion Share Repurchases Retirement-Related Future Acquisitions & Growth Initiatives 2006 2010 Repurchased approximately $1.6B since April Board meeting Repurchasing approximately $100M per trading day and could complete entire authorization by YE 2007 Actions to Date Current Status 2007 Impact Currently evaluating an Accelerated Share Repurchase (ASR) Given our authorized spend, would be largest ASR ever completed Additional details will be provided if we execute a transaction EPS impact could be 1 to 3 points in 2007 ($0.05 to $0.20), depending on structure, timing and market conditions

Long-Term EPS Roadmap – Growth Initiatives Historical Revenue Growth Margin Expansion Share Repurchases Retirement-Related Future Acquisitions & Growth Initiatives 2006 2010 Global Services Software Systems & Technology Managing Infrastructure Complexities through Virtualization Delivering Technology Innovation Integrating SOA/Services Offerings Driving Information on Demand through Hardware, Software & Services Accelerating Shift to Faster Growing Key Middleware Segments Capitalizing on Market Shift to SOA Shifting to Service “Products” Delivered through Scalable IP Leveraging Global Delivery Emerging Country Revenues double by 2010 Segment Key Initiatives

Long-Term EPS Roadmap – Future Acquisitions Historical Revenue Growth Margin Expansion Share Repurchases Retirement-Related Future Acquisitions & Growth Initiatives 2006 2010 Over the past 5 years, IBM has invested nearly $16B in acquiring more than 60 companies

Long-Term EPS Roadmap – Future Acquisitions Historical Revenue Growth Margin Expansion Share Repurchases Retirement-Related Future Acquisitions & Growth Initiatives 2006 2010 Actual Projected Excluding Amortization of Intangibles resulting from Acquisition Estimated Acquisition PTI Margin Estimated Acquisition Revenue Growth Financial performance of the 39 acquisitions priced below $500M completed between 2002 - 2005

Long-Term EPS Roadmap – Retirement Related Historical Revenue Growth Margin Expansion Share Repurchases Retirement-Related Future Acquisitions & Growth Initiatives 2006 2010 Income Expense A wide range of outcomes for 2008-2010 is possible. Actual results will be dependent upon several factors including financial market performance, interest rate environment and actuarial assumptions Estimates through 2010 are based on December 31, 2006 assumptions * Excluding one-time pension charges

IBM Investor Briefing

Long-Term EPS Roadmap – Retirement Related


2010
$0.90
Retirement-Related
$1.20
Future Acquisitions & Growth Initiatives
$1.10
Share Repurchases
$1.00
Margin Expansion
$0.75
Historical Revenue Growth
2006
$6.06
EPS

- A wide range of outcomes for 2008-2010 is possible. Actual results will be dependent upon several factors including financial market performance, interest rate environment and actuarial assumptions
- Estimates through 2010 are based on December 31, 2006 assumptions

U.S. Sensitivity Analysis

Assumption	Basis Point Change	Pre-Tax Income Impact *
Discount Rate	+/- 25 BP	~ $90M
Interest Crediting Rate	+/- 25 BP	~ $30M
Expected Long-term Return on Plan Assets	+/- 25 BP	~ $120M
Actual vs. Expected Return on Plan Assets	+/- 25 BP	~ $5M

Worldwide impact approximately 2X U.S. impact for Discount Rate & Return on Asset Changes

*Estimated impact from U.S. IBM Personal Pension Plan based on current assumptions

19 May 17, 2007
© 2007 IBM Corporation

Long-Term EPS Roadmap 7% - 8% Revenue Growth 5% Revenue Growth 14% CGR 16% CGR 10% CGR 10%-12% CGR EPS Model $1.20 ~ ~ ~ ~ ~ ~ ~ ~

 Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s results as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplementary materials entitled “Non-GAAP Supplementary Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/analyst0507/webcastPdf.phtml . The Non-GAAP Supplementary Materials are also included as Attachment II to the Company’s Form 8-K dated today.

Attachment II

© 2007 IBM Corporation

Non-GAAP Supplementary Materials May 17, 2007

Non-GAAP Supplementary Materials In an effort to provide investors with additional information regarding the company's results as determined by generally accepted accounting principles (GAAP), the company also discussed the following non-GAAP information which management believes provides useful information to investors. Constant Currency Management refers to growth rates at constant currency or adjusting for currency so that the business results can be viewed without the impact of changing foreign currency exchange rates, thereby facilitating period-to-period comparisons of the Company's business performance. Generally, when the dollar either strengthens or weakens against other currencies, the growth at constant currency rates or adjusting for currency will be higher or lower than growth reported at actual exchange rates.

Non-GAAP Supplementary Materials Non-recurring Items/Special Actions Management has presented certain financial results excluding the effects of the following one-time items: (1) a 2Q 2005 gain on the sale of the company’s PC business, (2) a 2Q 2005 gain related to a settlement agreement reached with Microsoft, (3) 2Q 2005 charges related to the company’s restructuring initiatives, (4) a one-time 3Q 2005 tax charge for the repatriation of foreign earnings, (5) a 4Q 2005 one-time curtailment charge relating to changes to the company’s U.S. defined benefit pension plans, (6) a one-time charge recorded in 3Q 2004 for the partial settlement of certain legal claims related to IBM’s pension plan, (7) a 4Q 2002 transition charge related to the PwCC integration, and (8) the operational performance of the company’s divested PC business. Given the unique and non-recurring nature of these items, management believes that presenting certain financial information without these items is more representative of the company's operational performance and provides additional insight into, and clarifies the basis for, historical and/or future performance, which may be more useful for investors. Additionally, the company has presented certain financial results excluding the effects of special actions in 1999, 2002 and 2005. Given the unique and non-recurring nature of these items (both gains and losses), management believes that presenting certain financial results without the effects of such actions is more representative of the company's operational performance and year-over-year dynamics.

Non-GAAP Supplementary Materials Divested PC Business On April 30, 2005, IBM sold its PC business. Management believes that it is important to investors to understand the financial results of the company adjusted for the impact of its divested PCD operations in order to show IBM’s results on a comparable basis year-to-year, and to best present ongoing operational performance. Accordingly, management has presented certain financial results excluding the effects of the PC business. Consistent with the company's management system, its reportable segments include transactions between segments that are intended to reflect an arm's-length transfer price and include intercompany profit. Management believes that a more appropriate measure of the financial impacts that the divestiture of the PC business has on IBM's consolidated financial results should exclude any revenues associated with internal sales and intercompany profits, which are eliminated in consolidation. Accordingly, the results of the PC business have been adjusted from the reported PC segment. The basis for these adjustments are to give effect to intercompany and certain allocated expenses and the adjusted results are intended to display the impact on the IBM consolidated results on a basis comparable to which the company operates post-PC divestiture which management believes is meaningful and useful to investors.

Non-GAAP Supplementary Materials Management View of Cash Flow Management includes a presentation of cash flows that excludes the effect of Global Financing Receivables.  For a financing business, increasing receivables is the basis for growth.  Receivables are viewed as an investment and an income-producing asset. Therefore, management presents financing receivables as an investing activity, which generally has the effect of lowering cash from operations.  Management’s view is that this presentation gives the investor the best perspective of cash available for new investment, in addition to our capital expenditures, or for distribution to shareholders.

Non-GAAP Supplementary Materials Return on Invested Capital (ROIC) Management uses ROIC as a measure of how effectively we allocate our capital and measure our profitability. Since ROIC is a measure of return on invested capital, interest expense is excluded to isolate the return earned on capital prior to payment (interest) to the debt holders.

 Reconciliation of Pre-Tax Income Mix, Excluding Non-recurring Items Systems Services & Financing Software Pre-tax Income Mix 2005 Segment Pre-tax Income Mix, excluding Non-recurring items 35% 28% 37% Effects of Non-recurring items (5) 1 5 2005 Segment Pre-Tax Income Mix 30% 29% 42% The above serves to reconcile the Non-GAAP financial information on Slide 7 of Sam Palmisano’s “Strategic Overview” presentation. See Slide 3 of these supplementary materials for additional information on the use of these non-GAAP financial measures.

Reconciliation to Net Cash From Operations 2002 - 2006 ($B) 2002 2003 2004 2005 2006 Net Cash from Operations, excluding Global Financing Receivables 10.5 12.6 12.9 13.1 15.3 Plus: Global Financing Receivables 3.3 1.9 2.5 1.8 (0.3) ------ ------ ------ ------ ------ Net Cash from Operations, as reported $13.8 $14.5 $15.3 $14.9 $15.0 The above serves to reconcile the Non-GAAP financial information on Slide 10 of Sam Palmisano’s “Strategic Overview” presentation. See Slide 5 of these supplementary materials for additional information on the use of these non-GAAP financial measures.

IBM Investor Briefing

Reconciliation of 5 Year Average Return on Invested Capital, Excluding Non-recurring Items

($M)		5 year average	2006	2005	2004	2003	2002
Numerator:							
Income from continuing operations, as reported			9,416	7,994	7,497	6,588	4,156
Less: Global Financing net income			914	1,032	915	746	606
Non-GF income from continuing operations			8,502	6,962	6,582	5,842	3,550
Add: Interest Expense, after tax*			196	154	97	101	102
Add: Non-recurring charges, after tax			-	657	195	-	1,546
Income from continuing operations, excluding Global Financing business, interest expense, and non-recurring charges	(a)		8,698	7,773	6,874	5,943	5,198
Denominator:							
Total IBM Invested Capital:							
Long-Term Debt			13,780	15,425	14,828	16,986	19,986
Stockholder's Equity			28,506	33,098	31,688	29,531	24,112
Add: non-recurring charges, net of tax			-	657	195	-	1,546
Adjusted Stockholder's Equity			28,506	33,755	31,883	29,531	25,658
IBM Invested Capital, adjusted for net of tax non-recurring charges			42,286	49,180	46,711	46,517	45,644
Total Global Financing Invested Capital:							
Long-Term Debt**			13,539	13,965	14,436	16,721	18,304
Stockholder's Equity			3,211	3,056	3,167	3,287	3,430
Global Financing Invested Capital			16,750	17,021	17,603	20,008	21,734
Invested Capital, excluding GF business and adjusted for non-recurring charges	(b)		25,536	32,159	29,108	26,509	23,910
Return on Invested Capital, excluding Global Financing business, non-recurring charges and interest expense	(a)/(b)	25%	34%	24%	24%	22%	22%

* Calculated using IBM's consolidated effective tax rate

** Allocated based on ratio of Global Financing debt to total

The above serves to reconcile the Non-GAAP financial information on Slide 11 of Sam Palmisano's "Strategic Overview" presentation. See Slides 3 and 6 of these supplementary materials for additional information on the use of these non-GAAP financial measures.

10
© 2007 IBM Corporation

The above serves to reconcile the Non-GAAP financial information on Slides 4, 10, 12, and 14 of Frank Kern’s “IBM and Emerging Markets” presentation as well as select remarks made during such presentation. See Slide 4 of these supplementary materials for additional information on the use of these non-GAAP financial measures. FY 2006 Revenue Growth Revenue Growth Excluding PCs As reported Brazil China India Russia Total Emerging Countries 19% 16% 38% 21% 21% 15% 0% 23% 14% 10% Reconciliation of Revenue Growth in Emerging Countries, Excluding PCs

 Reconciliation of Systems & Technology Segment Revenue 2006 2006 @CC As reported Mainframe 6% 8% Servers 0% 1% Storage 5% 6% Technology Collaboration * Engineering & Technology Services (15%) (16%) * Microelectronics 22% 22% Total Systems & Technology Revenue 4% 5% The above serves to reconcile the Non-GAAP financial information on Slide 4 of Bill Zeitler’s “IBM Systems & Technology Group” presentation. See Slide 2 of these supplementary materials for additional information on the use of these non-GAAP financial measures.

 Reconciliation of Services Segment Revenue 2006 2006 @CC As reported Strategic Outsourcing 3% 3% Integrated Tech Services (w/o Maintenance) (2%) (1%) Maintenance 2% 2% BTO 17% 17% GBS 1% 0% Total Services 2% 2% The above serves to reconcile the Non-GAAP financial information on Slide 3 of Mike Daniels’ “IBM Global Technology” presentation and Slide 3 of Ginni Rometty’s “Global Business Services” presentation. See Slide 2 of these supplementary materials for additional information on the use of these non-GAAP financial measures.

 Reconciliation of Global Business Services Pre-Tax Income, Excluding 2005 Restructuring ($B) 2005 GBS PTI excluding 2005 restructuring $1.2 2005 Restructuring Impact .5 -------- GBS PTI as reported $ .8* *does not add due to rounding The above serves to reconcile the Non-GAAP financial information on Slide 5 of Ginni Rometty’s “Global Business Services” presentation. See Slide 3 of these supplementary materials for additional information on the use of these non-GAAP financial measures.

 Reconciliation of Software Segment Revenue 2006 2006 @CC As reported Branded Middleware 10% 10% Acquisitions 7% 7% Branded Middleware Total 16% 17% Other Middleware (1%) (1%) Operating Systems (7%) (6%) Total Software 7% 8% The above serves to reconcile the Non-GAAP financial information on Slide 3 of Steve Mill’s “Leveraging Our Software Portfolio” presentation. See Slide 2 of these supplementary materials for additional information on the use of these non-GAAP financial measures.

 Reconciliation of Earnings Per Share (EPS), Excluding Special Actions 2004 2005 EPS from Continuing Operations, excluding effects of Special Actions $4.50 $5.32 Effects of Special Actions (0.11) (0.40) ------- ------- EPS from Continuing Operations, as reported $4.39 $4.91 * * May not add due to rounding The above serves to reconcile the Non-GAAP financial information on Slide 4 of Mark Loughridge’s “Financial Model” presentation. See Slide 3 of these supplementary materials for additional information on the use of these non-GAAP financial measures.

 Reconciliation of Historical Revenue Growth @ CC Excluding PC’s 2005 2006 Historical Revenue Growth @ CC excluding PC’s 2.8% 3.2% Historical Revenue Growth, as reported (5.4%) 0.3% The above serves to reconcile the Non-GAAP financial information on Slide 6 of Mark Loughridge’s “Financial Model” presentation. See Slides 2 and 4 of these supplementary materials for additional information on the use of these non-GAAP financial measures.

 Reconciliation of Segment PTI Margin, Excluding Special Actions 2005 2005 excl. restructuring As reported Software 25.9% 25.4% Services 9.0% 6.7% Hardware & Financing 11.9% 11.4% The above serves to reconcile the Non-GAAP financial information on Slide 8 of Mark Loughridge’s “Financial Model” presentation. See Slide 3 of these supplementary materials for additional information on the use of these non-GAAP financial measures.

Reconciliation of Retirement – Related Expense ($B) 2005 2004 Retirement-related expense, excluding non-recurring charges $2.1 $1.1 Impact of 4Q 2005 curtailment charge, 2Q 2005 restructuring charge, and 3Q 2004 legal settlement 0.3 0.3 ------- ------- Retirement-related expense, as reported $2.4 $1.4 The above serves to reconcile the Non-GAAP financial information on Slide 18 of Mark Loughridge’s “Financial Model” presentation. See Slide 3 of these supplementary materials for additional information on the use of these non-GAAP financial measures.